UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 6, 2009
VICOR TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51475	20-2903491

(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2300 Corporate Blvd., N.W., Suite 123 Boca Raton, Florida	33431

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (561) 995-7313
NONE

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On January 6, 2009, Vicor Technologies, Inc. (the “Registrant”) issued a press release announcing the receipt of 510(k) approval to market its PD2i Analyzer. The text of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
     The information furnished under Item 8.01 of this Current Report, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

99.1	Press release of Vicor Technologies, Inc. dated January 6, 2009
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VICOR TECHNOLOGIES, INC.
Date: January 6, 2009	By:	/s/ David H. Fater
David H. Fater
President and Chief Executive and Financial Officer